UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  November 12, 2010

SKYWEST, INC.

(Exact name of registrant as specified in its charter)

Utah	0-14719	87-0292166
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification No.)

444 South River Road St. George, Utah	84790
(Address of principal executive offices)	(Zip Code)

(435) 634-3000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.01                                     Completion of Acquisition or Disposition of Assets.

On November 12, 2010, SkyWest, Inc. (“SkyWest”) completed its acquisition of ExpressJet Holdings, Inc. (“ExpressJet”) via the merger of Express Delaware Merger Co., an indirect wholly-owned subsidiary of SkyWest, with and into ExpressJet, with ExpressJet continuing as the surviving company in the merger and becoming an indirect, wholly-owned subsidiary of SkyWest (the “Merger”).  On November 18, 2010, SkyWest filed with the Securities and Exchange Commission a Current Report on Form 8-K (the “Initial Report”) in connection with the consummation of the Merger.  SkyWest is filing this Amendment No. 1 to Current Report on Form 8-K/A for the purpose of providing the historical financial statements of ExpressJet and the unaudited pro forma financial information required by Items 9.01(a) and 9.01(b) of Form 8-K, respectively.

ITEM 9.01                                     Financial Statements and Exhibits.

(a)                                  Financial Statements of Businesses Acquired.

i.                                          The audited consolidated financial statements of ExpressJet as of December 31, 2009 and 2008 and for each of the years in the three-year period ended December 31, 2009 and the notes thereto included in ExpressJet’s Annual Report on Form 10-K filed with the Commission on March 3, 2010 are incorporated herein by reference.

ii.                                       The unaudited condensed consolidated financial statements of ExpressJet as of September 30, 2010 and for the nine months ended September 30, 2010 and 2009 and the notes thereto included in ExpressJet’s Quarterly Report on Form 10-Q filed with the Commission on November 12, 2010 are incorporated herein by reference.

(b)                                 Pro Forma Financial Information.

The following unaudited pro forma financial information is included as Exhibit 99.2 to this Current Report on Form 8-K/A:

i.                                          Unaudited Pro Forma Condensed Combined Balance Sheet as of September 30, 2010;

ii.                                       Unaudited Pro Forma Condensed Combined Statements of Operations for the nine months ended September 30, 2010 and the fiscal year ended December 31, 2009; and

iii.                                    Notes to the foregoing Unaudited Pro Forma Condensed Financial Statements.

The unaudited pro forma financial information included as Exhibit 99.2 to this Current Report on Form 8-K/A has been prepared for the purpose of illustrating the pro forma effects of the Merger.  The Unaudited Pro Forma Condensed Combined Balance Sheet as of September 30, 2010 has been prepared to illustrate the pro forma effects of the Merger as if it had occurred on September 30, 2010. The Unaudited Pro Forma Condensed Combined Statements of Operations for the nine months ended September 30, 2010 and the year ended December 31, 2009 give effect to the Merger as if it had occurred at January 1, 2009.  All pro forma information set forth in this Current Report on Form 8-K/A has been prepared for informational purposes only and does not purport to be indicative of the results that would have occurred if the Merger actually occurred on the dates indicated or the results which may occur in the future.

(d)                                 Exhibits.

The following are filed as exhibits to this Current Report on Form 8-K/A:

Exhibit Number	Title of Document	Location
2.1	Agreement and Plan of Merger, dated August 3, 2010, by and among SkyWest, Inc., Express Delaware Merger Co. and ExpressJet Holdings Inc.	Incorporated by reference to Exhibit 2.1 to SkyWest’s Current Report on Form 8-K filed with the Securities and Exchange Commission on August 4, 2010

10.1	Capacity Purchase Agreement, dated November 12, 2010, by and among ExpressJet Airlines, Inc. and Continental Airlines, Inc.*	Previously filed with the Initial Report

23.1	Consent of KPMG LLP, Independent Registered Public Accounting Firm for ExpressJet for the year ended December 31, 2009	Attached

Exhibit Number	Title of Document	Location
23.2	Consent of Ernst & Young LLP, Independent Registered Public Accounting Firm for ExpressJet for the years ended December 31, 2008 and 2007	Attached

99.1	Press release dated November 15, 2010 entitled “SkyWest Completes ExpressJet Acquisition”	Previously filed with the Initial Report

99.2

Unaudited Pro Forma Condensed Combined Balance Sheet as of September 30, 2010 and Unaudited Pro Forma Condensed Combined Statements of Operations for the nine months ended September 30, 2010 and the year ended December 31, 2009; and notes thereto.

Attached

*  Certain portions of this exhibit have been omitted pursuant to Rule 24b-2 and are subject to a confidential treatment order.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SKYWEST, INC.

Date: January 28, 2011	By:	/s/ Bradford R. Rich
Bradford R. Rich, Executive Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Title of Document	Location
2.1	Agreement and Plan of Merger, dated August 3, 2010, by and among SkyWest, Inc., Express Delaware Merger Co. and ExpressJet Holdings Inc.	Incorporated by reference to Exhibit 2.1 to SkyWest’s Current Report on Form 8-K filed with the Securities and Exchange Commission on August 4, 2010

10.1	Capacity Purchase Agreement, dated November 12, 2010 by and among ExpressJet Airlines, Inc and Continental Airlines Inc.*	**

23.1	Consent of KPMG LLP, Independent Registered Public Accounting Firm for ExpressJet for the year ended December 31, 2009	Filed herewith

23.2	Consent of Ernst & Young LLP, Independent Registered Public Accounting Firm for ExpressJet for the years ended December 31, 2008 and 2007	Filed herewith

99.1	Press release dated November 15, 2010, entitled “SkyWest Completes ExpressJet Acquisition”	**

99.2

Unaudited Pro Forma Condensed Combined Balance Sheet as of September 30, 2010 and Unaudited Pro Forma Condensed Combined Statements of Operations for the nine months ended September 30, 2010 and the year ended December 31, 2009; and notes thereto.

Filed herewith

* Certain portions of this exhibit have been omitted pursuant to Rule 24b-2 and are subject to a confidential treatment order.

** Previously filed with the Initial Report.